Preferred Stock and Convertible Preferred Stock - Additional Information (Details)	Sep. 11, 2023 shares	Dec. 31, 2023 $ / shares shares	Dec. 31, 2022 $ / shares shares
Class of Stock [Line Items]
Preferred stock, Shares authorized		10,000,000	0
Preferred stock, par value | $ / shares		$ 0.001	$ 0.001
Preferred stock, Shares issued		0	0
Preferred stock, Shares outstanding		0	0
Convertible preferred stock, Terms of conversion	Under the terms of the Merger Agreement, immediately prior to the effective time of the Reverse Merger, each share of Former Dianthus convertible preferred stock was converted into a share of Former Dianthus common stock.
Shares issued upon conversion of convertible preferred stock	7,269,183
Exchange ratio of reverse merger	0.2181